Exhibit 10.16

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October 28, 2005, by and among BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Lenders (as defined below) party hereto and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the several banks and other financial institutions party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 6, 2004, as amended by that First Amendment to Credit Agreement, dated as of December 15, 2004 and by that Second Amendment to Credit Agreement, dated as of July 29, 2005 (the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby) pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.                                       Amendments.

(a)                                  Section [***] of the Credit Agreement is hereby amended by deleting [***] in its entirety and replacing [***].

(b)                                 Schedule 9.03 of the Credit Agreement is hereby amended by (i) increasing the amount of Project Loans permitted for WesPac Pipelines - Memphis LLC from $800,000 to $30,000,000 and (ii) increasing the amount of Investments permitted for Wespac Piplines - Memphis LLC from $150,000 to $5,625,000.

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3.                                       Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto and (ii) executed counterparts to this Amendment from the Borrower, the Guarantors and the Required Lenders. When the foregoing conditions are met, (i) the amendments set forth in Section 1(a) above shall be effective upon [***] and (ii) the amendment set forth in Section 1(b) shall be effective as of the date of this Amendment.

4.                                       Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower, the General Partner and the Guarantors (collectively, the “Loan Parties”) hereby represents and warrants to the Lenders and the Administrative Agent that:

(a)                                  The execution and delivery by such Loan Party of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary partnership, limited liability company, partner and/or member action; (iii) are not in contravention of any provision of such Loan Party’s certificate of formation, certificate of partnership, partnership agreement, operating agreement or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;

(b)                                 This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c)                                  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.                                       Reaffirmations and Acknowledgments.

Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of its Guaranty with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, its Guaranty (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranties.

6.                                       Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

7.                                       Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

8.                                       No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

9.                                       Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.                                 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

11.                                 Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

12.                                 Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Guarantor, by their respective authorized officers as of the day and year first above written.

BORROWER:	BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC, its general partner

	By:	/s/ ROBERT B. WALLACE
	Name:	Robert B. Wallace
	Title:	Senior Vice President - Finance

GUARANTORS:	WOOD RIVER PIPE LINES LLC

	By:	/s/ ROBERT B. WALLACE
	Name:	Robert B. Wallace
	Title:	Senior Vice President - Finance

BUCKEYE PIPE LINE COMPANY, L.P.

By: Buckeye GP LLC,
its General Partner

	By:	/s/ ROBERT B. WALLACE
	Name:	Robert B. Wallace
	Title:	Senior Vice President - Finance

BUCKEYE PIPE LINE HOLDINGS, L.P.

By: Buckeye GP LLC,
its General Partner

	By:	/s/ ROBERT B. WALLACE
	Name:	Robert B. Wallace
	Title:	Senior Vice President - Finance

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BUCKEYE GULF COAST HOLDINGS I, LLC

By: Buckeye Pipe Line Holdings, L.P.,
its Sole Manager

By: Buckeye GP LLC,
its General Partner

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

BUCKEYE GULF COAST HOLDINGS II, LLC

By: Buckeye Pipe Line Holdings, L.P.,
its Sole Manager

By: Buckeye GP LLC,
its General Partner

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

BUCKEYE GULF COAST PIPE LINES, L.P.

By: Buckeye Gulf Coast Holdings I, LLC,
its General Partner

By: Buckeye Pipe Line Holdings, L.P.,
its Sole Manager

By: Buckeye GP LLC,
its General Partner

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BUCKEYE TERMINALS, LLC

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

NORCO PIPE LINE COMPANY, LLC

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

EVERGLADES PIPE LINE COMPANY, L.P.

By: Buckeye GP LLC,
its General Partner

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

BUCKEYE PIPE LINE TRANSPORTATION, LLC

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

WESPAC PIPELINES - RENO, LLC

By: Buckeye Pipe Line Holdings, L.P.,
its sole member

By: Buckeye GP LLC,
its general partner

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BUCKEYE TEXAS PIPE LINE COMPANY, L.P.

By: BUCKEYE GULF COAST HOLDINGS I,
LLC, its General Partner

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

LAUREL PIPE LINE COMPANY, L.P.

By: BUCKEYE GP LLC,
its General Partner

By:	/s/ ROBERT B. WALLACE
Name:	Robert B. Wallace
Title:	Senior Vice President - Finance

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

LENDER, ISSUING BANK
AND AGENT:	SUNTRUST BANK

	By:	/s/ DAVID EDGE
	Name:	David Edge
	Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., successor by merger
to FLEET NATIONAL BANK

By:	/s/ GREGORY B. HANSON
Name:	Gregory B. Hanson
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A.

By:	/s/ TODD MOGIL
Name:	Todd Mogil
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BNP PARIBAS

By:	/s/ J. ONISCHUK
Name:	J. Onischuk
Title:	Director

By:	/s/ RUSSELL OTTS
Name:	Russell Otts
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ JEANIE GONZALEZ
Name:	Jeanie Gonzalez
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ KRISTEN L. RUTH
Name:	Kristen L. Ruth
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ SEAN MURPHY
Name:	Sean Murphy
Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ MATTHEW MAIN
Name:	Matthew Main
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ JASON YORK
Name:	Jason York
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

UFJ BANK LIMITED

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.

By:	/s/ TIM GREEN
Name:	Tim Green
Title:	Portfolio Manager

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:	/s/ MARC SILEO
Name:	Marc Sileo
Title:	Associate Director

By:	/s/ MARIE A. HADDAD
Name:	Marie A. Haddad
Title:	Associate Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

MERRILL LYNCH BANK USA

By:	/s/ LOUIS ALDER
Name:	Louis Alder
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

WILLIAM STREET CREDIT CORPORATION

By:	/s/ MARK WALTON
Name:	Mark Walton
Title:	Assistant Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

LEHMAN BROTHERS BANK, FSB

By:	/s/ JANINE M. SHUGAN
Name:	Janine M. Shugan
Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

EXHIBIT A

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

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[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.